UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report October 9, 2001

Cantronics Corporation
(Exact name of Registrant as specified in its charter)


Nevada                                000-29097                   86-0930437
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                               Identification)


63A Clipper Street, Coquitlam, BC, Canada                         V3K 6X2
(Address of principal executive offices)                         (Zip Code)

(604) 516-6667
Registrant's telephone number, including area code
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ITEM 4.  Canada Industrial Park in Jiaxing, China.

The Registrant is pleased to announce that on September 25, 2001, Cantronic Systems Inc., a wholly-owned subsidiary of the Registrant, has entered into an agreement to be a partner in a joint venture with the city of Jiaxing, China to develop, operate and manage a 3 square kilometer land into a science and technology based industrial manufacturing park - Canada Industrial Park. The joint venture will also participate in strategic investments in selected technology-based companies located in the park.

The Registrant manufactures, distributes and provides training on electro-optics and condition monitoring equipment for industrial facilities.


                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Cantronics Corporation

DATE:   October 9, 2001                           By:  /s/ James Zahn
                                                      --------------------
                                                      President

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